PIMCO Equity Series

Supplement dated August 21, 2026 to the Statement of Additional Information (the “SAI”)

dated October 31, 2025, as supplemented from time to time

Effective October 30, 2026, PIMCO RAE US Fund is re-named PIMCO RAE US S Fund. Therefore, effective October 30, 2026, all references to PIMCO RAE US Fund in the SAI are replaced with PIMCO RAE US S Fund.

Effective October 30, 2026, the third numbered list item following “The Trust has adopted the following non-fundamental investment policies that may be changed on 60 days’ notice to shareholders:” in the “Non-Fundamental Investment Restrictions” subsection of the “Investment Restrictions” section of the SAI, is deleted in its entirety as replaced with the following:

(3)	The PIMCO RAE US S Fund will invest, under normal circumstances, at least 80% of its assets in securities of U.S. companies.

(4)	The PIMCO Dividend and Income Fund will invest, under normal circumstances, at least 80% of its assets in a diversified portfolio of income-producing and/or dividend-producing investments.

Effective October 30, 2026, the following language in the “Investment Restrictions” section of the SAI is deleted in its entirety:

In addition, for purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Fund will currently count derivative instruments at market value.

Effective October 30, 2026, the first sentence of the fourth paragraph in the “Non-Fundamental Investment Restrictions” subsection of the “Investment Restrictions” section on page 84 of the SAI is deleted in its entirety and replaced with the following:

Except as otherwise required by applicable regulation, for purposes of investment policies and restrictions, the Funds may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction).

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